                                                                     Exhibit 20


                  Volkswagen Credit Auto Master Owner Trust,
                                 Series 2000-1


-------------------------------------------------------------------------------


                  Distribution Date Statement: June 20, 2001


a.       Aggregate Amount of Collections                                                     $416,354,662.38
         Aggregate Amount of Non-Principal Collections                                       $  5,032,892.30
         Aggregate Amount of Principal Collections                                           $411,321,770.08
         Pool Balance                                                                        $755,278,143.21
         Residual Participation Amount                                                       $255,278,143.21
         Excess Funding Account                                                              $          0.00

b.       Series Allocation Percentage                                                                 100.00%
         Floating Allocation Percentage                                                                66.20%
         Principal Allocation Percentage                                                                 N/A

c.       Total Amount Distributed on Series 2000-1                                           $  1,766,145.83

d.       Amount of Such Distribution Allocable to Principal on 2000-1                        $          0.00

e.       Amount of Such Distribution Allocable to Interest on 2000-1                         $  1,766,145.83

f.       Noteholder Default Amount                                                           $          0.00

g.       Required Subordinated Draw Amount                                                   $          0.00

h.       Noteholder Charge Offs                                                              $          0.00
         Amounts of Reimbursements                                                           $          0.00

i.       Monthly Servicing Fee                                                               $    629,398.45
         Noteholder Monthly Servicing Fee                                                    $    416,666.67

j.       Controlled Deposit Amount                                                           $          0.00

k.       Series 2000-1 Invested Amount at end of period (Gross)                              $500,000,000.00
         Outstanding Principal Balance                                                       $500,000,000.00

l.       Available Subordinated Amount                                                       $ 88,140,856.07

m.       Carry-over Amount                                                                   $          0.00

n.       Reserve Account Balance                                                             $  1,750,000.00

o.       Principal Funding Account Balance                                                   $          0.00
         Yield Supplement Account Balance                                                    $  1,750,000.00

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                 Monthly Servicer Report Input and Summary Page


  TRANSACTION SUMMARY
  -------------------                                            From                To       Days
                                                                 ----                --       ----
  Current Interest Period                                     05/21/2001         06/19/2001    30

  Series Allocation Percentage                                         100.00%
  Initial Principal Balance                                    $500,000,000.00
  Outstanding Principal Balance                                $500,000,000.00
  Principal Balance of Receivables for Determination Date      $745,616,574.11
  Amount Invested in Receivables on Series Issuance Date       $500,000,000.00
  Initial Invested Amount                                      $500,000,000.00
  Invested Amount at the Beginning of Period                   $500,000,000.00
  Series 2000-1 Invested Amount at End of Period (Gross)       $500,000,000.00
  Required Subordinated Amount                                  $88,140,856.07
  Excess Funding Account                                                 $0.00
  Series 2000-1 Invested Amount at End of Period (net          $500,000,000.00
  of EFA)
  Available Subordinated Amount (previous period)               $86,142,883.72
  Incremental Subordinated Amount (previous period)             $38,197,678.24

  RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
  --------------------------------------------

  Yield Supplement Account Initial Deposit                       $1,750,000.00
  Yield Supplement Account Beginning Balance                     $1,750,000.00
  Yield Supplement Account Required Amount                       $1,750,000.00

  Reserve Account Initial Deposit                                $1,750,000.00
  Reserve Account Required Amount                                $1,750,000.00
  Reserve Account Beginning Balance                              $1,750,000.00

  Outstanding Carryover Amount - Beginning Balance                       $0.00
  Withdrawal from Yield Supplement Account                               $0.00
  Outstanding Carryover Amount - Ending Balance                          $0.00
  Yield Supplement Account Balance - Ending Balance              $1,750,000.00
  Yield Supplement Account Deposit Amount                                $0.00

  Withdrawal from Reserve Account                                        $0.00
  Reserve Account Ending Balance                                 $1,750,000.00
  Reserve Account  Deposit Amount                                        $0.00

  1-month LIBOR Rate (annualized)                                   4.0837500%
  Certificate Coupon (annualized)                                      4.2388%
  Prime Rate (annualized)                                           7.0000000%
  Servicing Fee Rate (annualized)                                       1.000%
  Excess Spread                                                     1.5712500%

  TRUST PRINCIPAL RECEIVABLES
  ---------------------------

  Pool Balance at the Beginning of Period                      $785,211,310.06
  Pool Balance at the Ending of Period                         $755,278,143.21
  Average Aggregate Principal Balance                          $770,244,726.64
  Aggregate Principal Collections                              $411,321,770.08
  New Principal Receivables                                    $381,388,278.23
  Receivables Added for Additional Accounts                              $0.00
  Noteholder Default Amount                                              $0.00
  Net Losses                                                             $0.00
  Noteholder Charge-offs                                                 $0.00
  Miscellaneous Payments (Adjustments and Transfer
    deposit amounts)                                                     $0.00
  Non-Principal Collections & Inv. Proceeds treated as
    Available Noteholder                                                 $0.00
  Principal Collections
  Monthly Interest Accrued, but not paid                                 $0.00
  Ineligible Receivables                                                 $0.00
  Excess Funding Account at Date of Determination                        $0.00
  Defaulted Receivables in Ineligible and Overconc.
    Accounts                                                             $0.00

  MISCELLANEOUS DATA
  ------------------
  Recoveries on Receivables Written Off                                  $0.00
  Spread Over/Under Prime for Portfolio                                 -0.19%
  Weighted Average Interest Rate                                         6.81%
  Previously waived Monthly Servicing Fee                                $0.00

 PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
 --------------------------------------------------

 Net losses as a % of Avg. Receivables Balance (annualized)                    0.00%

 PORTFOLIO AND DEALERSHIP STATISTICS
 -----------------------------------
 Used Vehicle Receivables' Balance                                    $32,045,399.07
 Used Vehicle Percentage                                                      4.243%
 Used Vehicle Percentage During Last Collection Period                        4.212%
 Early Amortization Event                                             NO
 Largest Dealer or Dealer Affiliation Balance                         $35,572,633.09
 Largest Dealer Percentage                                                    4.530%

 Aggregate Principal Amount of Receivables of Dealers over 2%         $55,404,985.83


 SUMMARY OF COLLECTIONS
 ----------------------

 Aggregate Amount of Collections                                     $416,354,662.38
 Aggregate Amount of Non-principal Collections (including
   insurance proceeds & rebates)                                       $5,032,892.30
 Investment Proceeds                                                      $12,813.48
 Aggregate Amount of Principal Collections                           $411,321,770.08
 Asset Receivables Rate                                                       6.390%
 Use Asset Receivables Rate?                                          NO
 Carryover Amount (this Distribution Date)                                       N/A


 PAYMENT RATE INFORMATION
 ------------------------

 Monthly Payment Rate                                                    53.40%
 Previous Collection Period Monthly Payment Rate                         45.11%
 Monthly Payment Rate 2 collection periods ago                           46.24%
 3-month Average Payment Rate                                            48.25%
 Early Amortization Event?                                                 NO


 ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
 ---------------------------------------------

 Extend Revolving Period?                                                 YES
 Last Day of Revolving Period                                             N/A
 Invested Amount as of Last Day of Revolving Period                       N/A
 Accumulation Period Length (months)                                      N/A
 First Accumulation Date                                            TO BE DETERMINED
 Expected Final Payment Date                                              N/A
 Required Participation Percentage                                      104.00%
 Principal Funding Account Balance                                             $0.00
 Principal Payment Amount                                                      $0.00
 Controlled Accumulation Amount                                                $0.00

 TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
 -----------------------------------------

 Noteholders
 -----------
 1.  Monthly Noteholder Interest Distribution                          $1,766.145.83
 2.  Noteholder Monthly Servicing Fee Distribution                       $416,666.67
 3.  Reserve Account Deposit Amount Distribution                               $0.00
 4.  Noteholder Default Amount Distribution                                    $0.00
 5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable
     Misc. Pmts)                                                               $0.00
 5B. Reinstate reductions in Series 2000-1 Available Subord. Amount            $0.00
 6.  Outstanding Carryover Amount Distribution                                 $0.00
 7.  Yield Supplement Account Deposit Amount Distribution                      $0.00
 8.  Previously waived Monthly Servicing Fee Distribution                      $0.00
                                                                               -----
             Excess Servicing                                          $1,149,001.31

 DEFICIENCY AMOUNT
 -----------------
 Deficiency Amount                                                             $0.00
 Required Subordinated Draw Amount                                             $0.00

 EXCESS FUNDING ACCOUNT
 ----------------------
 Withdrawals to purchase Receivables (Since Issuance Date)                     $0.00
 Additions in connection with a reduction in Receivables                       $0.00
 Transfers to Principal Funding Account                                        $0.00

                                                                          Page 2

              VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                                    Summary
                                    -------


                    Collections             Accrual         Distribution
                  ---------------        -------------   ------------------
From:                 21- May -01
To:                     19-Jun-01
Days:                          30

LIBOR Rate             4.0837500%
(1 month)

Series #                    1      Active
VCI Rating:                N/A


                                        TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
                                        --------------------------------------------------

                                 Series                                             Required          Required        Outstanding
Series            Series       Allocation       Invested         Subordinated     Participation     Participation        Note
Number             Name        Percentage        Amount             Amount         Percentage          Amount           Balance
------            ------       ----------       --------         ------------     -------------     -------------     -----------
               Trust                         $500,000,000.00    $88,140,856.07         N/A         $608,140,856.07
            1  Series 2000-1     100.00%     $500,000,000.00    $88,140,856.07       104.00%       $608,140,856.07   $500,000,000.00

           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                             SERVICING CERTIFICATE
                             ---------------------

INITIAL AMOUNTS                                                        EXCESS SPREAD CALCULATION
---------------                                                        -------------------------
Initial Invested Amount                     $500,000,000.00            Weighted Average Rate Charged to Dealers           7.390%
Invested Amount                             $500,000,000.00            LIBOR                                              5.050%
Controlled Accumulation Amount              $          0.00            Note Rate (LIBOR+15.5 b.p.)                        5.205%
Required Subordinated Amount                $ 88,140,856.07            Servicing Fee Rate                                 1.000%
Annualized Servicing Fee Rate                          1.00%           Investor Net Losses                                0.000%
First Controlled Accumulation Date         TO BE DETERMINED                                                               ------
Accumulation Period Length (months)              N/A                   Excess Spread                                      1.185%
Expected Final Payment Date                      N/A
Initial Settlement Date                           10-Aug-00
Required Participation Percentage                   104.00%
Subordinated Percentage                             9.5890%



SERIES 2000-1 MONTHLY REPORTING
-------------------------------
                                                                                       Required                Excess
                                            Series 2000-1          Invested          Subordinated              Funding
Principal Receivables                           Total               Amount              Amount                 Amount
---------------------                       -------------          --------          ------------              -------

Series Allocation Percentage                    100.00%
Beginning Balance                           $500,000,000.00     $500,000,000.00     $88,140,856.07              $ 0.00
  Floating Allocation Percentage                 66.20%              66.20%
  Principal Allocation Percentage                 N/A                 N/A

Principal Collections                       $411,321,770.08     $411,321,770.08                N/A                 N/A
New Principal Receivables                   $381,388,278.23     $381,388,278.23                N/A                 N/A
Principal Default Amounts                   $          0.00     $          0.00                N/A                 N/A
Receivables Added for Additional Accounts   $          0.00     $          0.00                N/A                 N/A
Controlled Deposit Amount                   $          0.00                 N/A                N/A                 N/A

"Pool Factor"                                                     100.00000000%

Ending Balance                              $500,000,000.00     $500,000,000.00     $88,140,856.07              $ 0.00
  Floating Allocation Percentage                 66.20%              66.20%


Non-Principal Receivables
-------------------------

Non-Principal Collections                   $  3,331,813.81
Recoveries on Receivables Written Off       $          0.00
Investment Proceeds                         $     12,813.48

           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                             SERVICING CERTIFICATE
                             ---------------------

Subordinated Amount & Reserve Fund                                         Current                  Previous
----------------------------------                                         -------                  --------
Available Subordination Amount (Previous)                                $86,142,883.72          $85,480,531.35
  Required Subordination Draw Amount                                     $         0.00          $         0.00
  Reserve Account Funds to Noteholder Default Amount                     $         0.00          $         0.00
Non-principal Collections & Inv. Proceeds treated as                     $         0.00          $         0.00
 Available Noteholder Principal Collections                              --------------          --------------
(1) Subtotal                                                             $86,142,883.72          $85,480,531.35
(2) Subordination Percentage* Series 2000-1 Invested                     $47,945,205.48          $47,945,205.48
 Amount

(a) lower of (1) or (2)                                                  $47,945,205.48          $47,945,205.48
(b) Incremental Subordinated Amount (previous period)                    $         0.00          $         0.00
(c) Incremental Subordinated Amount                                      $40,195,650.59          $38,197,678.24
(d) Payments from Excess Funding Account to Residual                     $         0.00          $         0.00
 Interestholder

Available Subordinated Amount                                            $88,140,856.07          $86,142,883.72

  Overconcentration Amount                                               $55,404,985.83          $54,737,679.37

Beginning Reserve Account Balance                                        $ 1,750,000.00          $ 1,750,000.00
Reserve Account Required Amount                                          $ 1,750,000.00          $ 1,750,000.00
Withdrawal from Reserve Account                                          $         0.00          $         0.00
Reserve Account Deposit Amount                                           $         0.00          $         0.00
Ending Reserve Account Balance                                           $ 1,750,000.00          $ 1,750,000.00

Required Non-Principal Distributions
------------------------------------

Available Non-Principal Collections                                      $ 5,032,892.30          $ 5,016,878.33
  Noteholder Non-Principal Collections                                   $ 3,331,813.81          $ 3,194,603.97
  Residual Interestholder Non-Principal Collections                      $ 1,701,078.49          $ ,1822,274.36
Investment Proceeds                                                      $    12,813.48          $    13,966.20
Reserve Fund Balance                                                     $ 1,750,000.00          $ 1,750,000.00
                                                                         --------------          --------------
Total Non-Principal Available                                            $ 6,795,705.78          $ 6,780,844.53

Interest Shortfall                                                       $         0.00          $         0.00
Additional Interest                                                      $         0.00          $         0.00
Carry-over Amount                                                        $         0.00          $         0.00
Carry-over Shortfall                                                     $         0.00          $         0.00
Additional Interest on Carry-over Shortfall                              $         0.00          $         0.00

Monthly Servicing Fee                                                    $   629,398.45          $   654,342.76
Noteholder Monthly Servicing Fee                                         $   416,666.67          $   416,666.67